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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                       January 20, 1999 (January 19, 1999)


                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                       000-24923                    25-1799439
(State or other                   (Commission                (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


4311 Jamboree Road, Newport Beach, California               92660-3095
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code:  (949) 483-4600




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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.     Other Events.

            Registrant's press release dated January 19, 1999 is filed herewith as Exhibit 20 and is incorporated herein by reference.




Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

       20      Press release of Registrant dated January 19, 1999.



                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CONEXANT SYSTEMS, INC.
                                            (Registrant)

                                       By  /s/ Dennis E. O'Reilly
                                           ------------------------------
                                           Dennis E. O'Reilly
                                           Senior Vice President,
                                            General Counsel and
                                            Secretary


Dated:  January 20, 1999



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                                  EXHIBIT INDEX


                                                               Sequentially
Exhibit                                                          Numbered
Number                          Description                        Page
-------                         -----------                    ------------

  20            Press release of Registrant dated January 19,
                1999.